UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 4, 2011

Date of Report (Date of earliest event reported)

HARTE-HANKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7120	74-1677284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9601 McAllister Freeway, Suite 610

San Antonio, Texas 78216

(210) 829-9000

(Address of principal executive offices and Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 4, 2011, the Board of Directors of Harte-Hanks, Inc. approved an amendment correcting its severance agreement with Mr. Peter E. Gorman (a named executive officer and its Executive Vice President and President, Shoppers), reducing (i) the multiple of annual salary and bonus payable as severance compensation from 2.5 to 2.0, and (ii) the reimbursement made in respect of COBRA expense, which may be payable in the event Mr. Gorman is terminated prior to a change in control under certain circumstances.

The foregoing description of compensatory arrangement and the changes thereto does not purport to be a complete description of such arrangements, and is qualified in its entirety by reference to the full text of the agreement, which is filed as an exhibit to this Form 8-K and is incorporated by reference in this Item 5.02(e).

Item 5.07	Submission of Matters to a Vote of Security Holders.

Harte-Hanks, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 4, 2011, at which stockholders voted on the items below as indicated.

(1)	Election of three Class III directors to serve until the Company’s 2014 Annual Meeting of Stockholders:

Nominee	Number of Shares Voted For	Number of Shares Withheld	Broker Non-Votes
Houston H. Harte	54,625,299	1,518,073	4,619,540
Judy C. Odom	54,725,520	1,417,852	4,619,540
Karen A. Puckett	54,727,819	1,415,553	4,619,540

(2)	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2011:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
60,592,962	155,674	14,276

(3)	Approval (on an advisory basis) of the compensation of named executive officers:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
55,684,498	347,847	111,027	4,619,540

(4)	Recommendation (on an advisory basis) of how frequently the Company should hold an advisory vote on the compensation of named executive officers:

Three Years	Two Years	One Year	Number of Shares Abstained	Broker Non-Votes
29,980,062	277,376	25,740,158	145,776	4,619,540

Based on the foregoing stockholder approval of three years as the recommended frequency of holding advisory votes on the compensation of the Company’s named executive officers, the Company’s Board of Directors has determined that it will hold an advisory vote on the compensation of the Company’s named executive officers at three-year intervals.

For more information on the foregoing proposals, see the Company’s proxy statement dated April 4, 2011.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 (and incorporated herein by reference) is a copy of the Company’s press release dated May 4, 2011, announcing that the Company would make open market stock repurchases of up to 1,000,000 shares of its common stock in 2011 under the Company’s existing stock repurchase program.

In accordance with General Instruction B.2. of Form 8-K, the foregoing information submitted pursuant to item 7.01 on this Current Report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended. The Company disclaims any intention or obligation to update or revise this information.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits. The following exhibits are being filed or furnished herewith, as indicated above:

Exhibit No.	Description

10.1	Form of Amended & Restated Severance Agreement between the Company and Peter E. Gorman.

99.1	Press Release of the Company dated May 4, 2011, regarding stock repurchases.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Harte-Hanks, Inc.

Dated: May 4, 2011

By:	/s/ Robert L. R. Munden
Senior Vice President, General Counsel & Secretary